UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the SKYX Platforms Corp. (the “Company”) 2024 Annual Meeting of Stockholders held on July 10, 2024 (the “Annual Meeting”), the Company’s stockholders approved the SKYX Platforms Corp. Amended and Restated 2021 Stock Incentive Plan (the “Plan”), which had previously been approved by the Company’s Board of Directors, subject to stockholder approval. The Plan increased the number of shares reserved for issuance thereunder by 20,000,000 shares. A summary of the Plan is included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 16, 2024 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summary of the Plan in the Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 10, 2024, at 11:00 a.m. Eastern Time, at 2855 W. McNab Road, Pompano Beach, Florida 33069. At the Annual Meeting:

1.	Rani R. Kohen, Nancy DiMattia, Gary N. Golden, Efrat L. Greenstein Brayer, Thomas J. Ridge, Dov Shiff, and Leonard J. Sokolow were elected to serve as directors until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

2.	The appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

3.	The compensation of the Company’s named executive officers was approved on an advisory, non-binding basis.

4.	The Plan was approved.

The voting results for each such matter were as follows:

1.	Election of Directors:

Nominee	For	Withheld	Broker Non-Votes
Rani R. Kohen	39,933,412	1,144,568	22,096,444
Nancy DiMattia	40,133,123	944,857	22,096,444
Gary N. Golden	39,860,540	1,217,440	22,096,444
Efrat L. Greenstein Brayer	39,530,948	1,547,032	22,096,444
Thomas J. Ridge	38,934,558	2,143,422	22,096,444
Dov Shiff	39,983,961	1,094,019	22,096,444
Leonard J. Sokolow	40,400,296	677,684	22,096,444

2.	Ratification of M&K CPAS, PLLC as the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
62,771,581	395,782	7,061	—

3.	Advisory, Non-Binding Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
39,807,877	1,155,233	114,870	22,096,444

4.	Approval of the Amended and Restated 2021 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
38,385,957	2,577,327	114,696	22,096,444

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1*	SKYX Platforms Corp. Amended and Restated 2021 Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Indicates management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: July 10, 2024	By:	/s/ Leonard J. Sokolow
	Name:	Leonard J. Sokolow
	Title:	Co-Chief Executive Officer